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                  CLASSIC HARTFORD LEADERS OUTLOOK (SERIES I)
                          SEPARATE ACCOUNT SEVEN
                      HARTFORD LIFE INSURANCE COMPANY

                           FILE NO. 333-40414

     SUPPLEMENT DATED OCTOBER 5, 2005 TO THE PROSPECTUS DATED MAY 2, 2005

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             SUPPLEMENT DATED OCTOBER 5, 2005 TO YOUR PROSPECTUS

Effective 12/8/05 all references to STI Classic VT Growth and Income Fund will be renamed STI Classic VT Large Cap Relative Value Fund.

Effective 12/8/05 all references to STI Classic VT Value Income Stock Fund will be renamed STI Classic Large Cap Value Equity Fund.

In addition, under "The Funds" section, the investment goal for the STI Classic VT Value Income Stock Fund is replaced with the following:

 Seeks primarily capital appreciation with current income as a secondary goal.




  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5299